Exhibit 10.17

Compensatory Arrangements with Executive Officers

Base salary information for our executive officers for 2011 is set forth in the table below.

Name	Title	Base Salary
James E. Heppelmann	President and Chief Executive Officer	$750,000
Barry F. Cohen	Executive Vice President, Strategy	$415,000
Paul J. Cunningham	Executive Vice President, Worldwide Sales	$415,000
Anthony DiBona	Executive Vice President, Global Maintenance Support	$363,000
Marc Diouane	Executive Vice President, Global Services	$350,000
Jeffrey D. Glidden	Executive Vice President, Chief Financial Officer	$415,000
Robert C. Gremley	Executive Vice President, Corporate Marketing	$275,000
Brian A. Shepherd	Executive Vice President, Product Development	$315,000
Aaron C. von Staats	Corporate Vice President, General Counsel and Secretary	$350,000
C. Richard Harrison	Executive Chairman	$500,000

Compensatory arrangements relating to other aspects of our executive compensation program are included as exhibits to our Annual Report on Form 10-K for our fiscal year ended September 30, 2010. In addition, further information about compensation of our executive officers is found in our proxy statements on file with the Securities and Exchange Commission, as well as in our periodic Current Report on Form 8-K filings.